                                                                   EXHIBIT 10.10

                          TUESDAY MORNING CORPORATION

                  INCENTIVE STOCK OPTION AGREEMENT EVIDENCING
                     A GRANT OF AN INCENTIVE STOCK OPTION


          THIS AGREEMENT (this "Agreement") is made as of the 29th day of December, 1997, between Tuesday Morning Corporation, a Delaware corporation (the "Company"), and Jerry M. Smith ("Grantee").

          1.   Grant of Option.  Pursuant to the 1997 Long-term Equity Incentive
               ---------------
Plan of Tuesday Morning Corporation (the "Plan"), the Company hereby grants to Grantee, as of the grant date specified above, an incentive stock option to purchase the number of shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company specified on Exhibit A hereto (which number of
                                             ---------
shares may be adjusted pursuant to Paragraph 6 below) at the option price per share specified on Exhibit A hereto, subject to the terms and conditions set
                   ---------
forth herein and in the Plan.

          2.   Grantee Bound by Plan.  Enclosed is a copy of the Plan which is
               ---------------------
incorporated herein by reference and made a part hereof. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. The Plan and any prospectus then in effect should be carefully examined before any decision is made to exercise the option.

          3.   Exercisability.  Subject to the earlier termination of the option
               --------------
as provided in the Plan, the option will have vested and become exercisable with respect to the cumulative percentage of shares of Common Stock set forth opposite such date if Executive is, and has been, continuously employed by the Company or its Subsidiaries from the date of this Agreement through such date:

                                           Cumulative Percentage of
                         Date                option Shares Vested
                         ----                --------------------

                    December 29, 1998             33 1/3%
                    December 29, 1999             66 2/3%
                    December 29, 2000                100%

The option will vest ratably on a daily basis and the vested portion may be exercised in whole or in part, by written notice to the Company in the form attached as Exhibit B hereto, at any time and from time to time after the date
            ---------
of grant. An option shall not be exercisable in any event after the expiration of ten years from the date of grant; provided, however, that if Grantee is a "10-Percent Shareholder" within the meaning of (S)422(b)(6) of the Code on the date of grant, an option shall not be exercisable after the expiration of five years from the date of grant. An option may not be exercised for a fraction of a share of Common Stock.

          4.   Conditions to Exercise.  The option may not be exercised by
               ----------------------
Grantee unless all of the following conditions are met:

               (a) Legal counsel for the Company must be satisfied at the time of exercise that the issuance of shares of Common Stock upon exercise will be in compliance with the Securities Act of 1933, as amended (the "Act"), and applicable United States federal, state, local and foreign laws;

               (b) Grantee must pay at the time of exercise the full purchase price for the shares of Common Stock being acquired hereunder, by (i) paying in United States dollars by cash, (ii) tendering shares of Common Stock owned by Grantee which have a fair market value equal to the full purchase price for the shares of Common Stock being acquired, such fair market value to be determined by the Board of Directors of the Company in good faith or as may be required in order to comply with or conform to the requirements of any applicable or relevant laws or regulations, (iii) paying in such other form as the Board of Directors of the Company may determine in its sole discretion, or (iv) tendering a combination of the forms of payment provided for in Subparagraphs 4(b)(i) through 4(b)(iii) above; and

               (c) Grantee's spouse, if requested by the Company, shall have duly executed and delivered to the Company a Stockholders Agreement in the form attached as Exhibit C hereto (the "Stockholders Agreement").
                      ---------

          5.   Transferability.  The option may not be sold, assigned,
               ---------------
transferred, pledged, hypothecated or otherwise disposed of by Grantee, except by will or the laws of descent and distribution and is exercisable during Grantee's lifetime only by Grantee. If Grantee or anyone claiming under or through Grantee attempts to violate this Paragraph 5, such attempted violation shall be null and void and without effect, and the Company's obligation to make any further payments (stock or cash) hereunder shall terminate. If at the time of Grantee's death the option has not been fully exercised, Grantee's estate or any person who acquires the right to exercise the option by bequest or inheritance or by reason of Grantee's death may, at any time within one year after the date of Grantee's death (but in no event after the expiration of ten years from the grant date), exercise the portion of the option which has vested by the time of Grantee's death in whole or in part. The applicable requirements of Paragraph 4 above must be satisfied at the time of such exercise.

          6.   Adjustments.  In the event of any change in the number of shares
               -----------
of Common Stock outstanding by reason of any stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, sale by the Company of all or part of its assets, distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event occurring after the grant date specified above and prior to its exercise in full, the number and kind of shares of Common Stock for which the option may then be exercised and the option price per share shall be adjusted so as to reflect such change, all as determined by the Board of Directors of the Company. In the event of the proposed dissolution or liquidation of the Company, the option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors of the Company.

          7.   Withholding of Tax.  It shall be a condition to the obligation of
               ------------------
the Company to furnish shares of Common Stock upon exercise of an option (i) that Grantee (or any person acting under Paragraph 5 above) pay to the Company or its designee, upon its demand, in accordance with the Plan, such amount as may be demanded for the purpose of satisfying the Company's obligation to withhold federal, state, local or foreign income, employment or other taxes incurred by reason of the exercise of the option or the transfer of shares thereupon, and (ii) that Grantee (or any person acting under Paragraph 5 above) provide the Company with any forms, documents or other information reasonably required by the Company in connection with the grant. If the amount requested for the purpose of satisfying the withholding obligation is not paid, the Company may refuse to furnish shares of Common Stock upon exercise of the option.

          8.   Amendment or Substitution of Awards.  The terms of this Agreement
               -----------------------------------
may be amended from time to time by the Board of Directors of the Company in its sole discretion in any manner that it deems appropriate, provided, however, that no such amendment shall adversely affect in a material manner any right of Grantee under this Agreement without Grantee's written consent, unless the Board of Directors of the Company determines in its sole discretion that there have occurred or are about to occur, significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Board of Directors of the Company in its sole discretion to have or to be expected to have a substantial adverse effect on the Company, on the Plan or on this grant under the Plan. The Board of Directors of the Company may, in its sole discretion, permit Grantee to surrender this grant in order to exercise or realize the rights under other awards under the Plan, or in exchange for the grant of new awards under the Plan, or require Grantee to surrender this grant as a condition precedent to the grant of new awards under the Plan.

          9.   Administration.  Any action taken or decision made by the
               --------------
Company, the Board, or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

          10.  No Rights as Stockholder.  Unless and until a certificate or
               ------------------------
certificates representing such shares of Common Stock shall have been issued to Grantee (or any person acting under Paragraph 5 above), Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock acquirable upon exercise of the option. Except as set forth in Section 6, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued to Grantee.

          11.  Investment Representation.  Grantee hereby acknowledges that the
               -------------------------
shares of Common Stock which Grantee may acquire by exercising the option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the shares of Common Stock which Grantee may acquire by exercising the option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

          12.  Approved Sale.  In the event of an "Approved Sale" (as defined in
               -------------
Exhibit C), Grantee will consent to and raise no objections against the Approved
---------
Sale or the process pursuant to which the Approved Sale was arranged. Grantee will take all necessary and desirable actions as directed by the Board of Directors of the Company in connection with the consummation of any Approved Sale of the Company, including the execution and delivery of all documents and instruments as the Board of Directors of the Company may reasonably request to effect the Approved Sale. In connection with an Approved Sale, the Board of Directors of the Company may require the Grantee to sell all or part of the option or to cancel all or part of the option for an amount of consideration per option share underlying the option being sold or canceled equal to the per-share consideration received by the Madison Dearborn Capital Partners II, L.P. in the Approved Sale, less the exercise price per option share. On the closing date of the Approved Sale, Grantee shall deliver such instruments and documents as the Board of Directors of the Company may reasonably request to evidence such sale or cancellation.

          13.  Listing and Registration of Common Stock.  The Company, in its
               ----------------------------------------
discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of the option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate.

          14.  Rights of Participants.  Neither this Agreement nor the Plan
               ----------------------
creates any employment rights in Grantee and the Company shall have no liability for terminating Grantee's employment. Grantee shall have no rights under the Plan other than as an unsecured general creditor of the Company except that insofar as Grantee may have become entitled to payment of additional compensation by performance of services, Grantee shall have the same rights as other employees under general law.

          15.  Notices.  Any notice hereunder to the Company shall be addressed
               -------
to:

                    Tuesday Morning Corporation
                    14621 Inwood Road
                    Dallas, TX  75244
                    Attention:  Mark E. Jarvis
                         Facsimile:  (972) 392-1558

and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally or enclosed in a properly sealed envelope, addressed as set forth above, and deposited (with first class postage prepaid) in the United States mail.

          16.  Counterparts.  This Agreement may be executed in one or several
               ------------
counterparts, each of which shall constitute one and the same instrument.

          17.  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

          18.  Governing Law.  The validity, construction, interpretation,
               -------------
administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

          19.  Miscellaneous.  This option is intended to be an "incentive stock
               -------------
option" under (S)422 of the Code and shall be deemed to be consistent with and contain all provisions required by (S)422 and any other applicable provisions of the Code and any implementing regulations (and any successor provisions thereof) and any ambiguities in the Plan or this Agreement shall be interpreted so as to effectuate such intent.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the Company and Grantee have executed this Option Agreement as of the date first above written.

                                   TUESDAY MORNING CORPORATION


                                   By: _____________________________
                                   Its:  Vice President


                                   GRANTEE


                                   _________________________________
                                   Employee's Signature

                                   _________________________________
                                   Name of Employee (Print)

                                   _________________________________
                                   Social Security Number

                                   EXHIBIT A
                                   ---------


     Number of Shares                        Option Price
     Subject to Option                        Per Share
     -----------------                       ------------
           125,000                                    $1.428574

                                   EXHIBIT B
                                   ---------

                         Form of Letter to be Used on
                      Exercise of Incentive Stock Option

                                                                 _______________
                                                                       Date

Tuesday Morning Corporation
14621 Inwood Road
Dallas, TX  75244
Attention:  President

Dear Sir:

          I wish to exercise the stock option granted on ____________, 199_ and evidenced by my Incentive Stock Option Agreement dated ____________, 199_ to the extent of ________ shares of the Common Stock of Tuesday Morning Corporation, at the option price of $1.428574 per share. My check in the amount of $________ in payment of the entire purchase price for these shares accompanies this letter.

          Please issue a certificate for these shares in the following name:

          ___________________________________
          Name

          ___________________________________
          Street Address

          ___________________________________
          City/State/Zip

                                        Very truly yours,


                                        ___________________________________
                                        Signature

                                        ___________________________________
                                        Typed or Printed Name

                                        ___________________________________
                                        Social Security Number